Exhibit 10.1
                                                                    ------------

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 5, 2005, is entered into among TEAM, INC, a Texas corporation (the "Borrower"), the lenders that are parties to the Credit Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent for itself and the Lenders (in said capacity, the "Administrative Agent"), and as Swing Line Lender and L/C Issuer.

                                   BACKGROUND
                                   ----------

     A. The Borrower, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain Credit Agreement, dated as of August 11, 2004 (as amended through the date hereof, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. The Borrower, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer covenant and agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

          (a) Section 1.01 is amended by amending and restating the definition of "Applicable Rate", as follows:

          "Applicable Rate" means the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):


------------ --------------------------------------------------- ----------------- ------------------- --------------
                                                                                    Eurodollar Rate
 Pricing                                                           Revolving         for Loans and        Base Rate
   Level                       Leverage Ratio                    Commitment Fee     Letters of Credit     for Loans
------------ --------------------------------------------------- ----------------- ------------------- --------------
     I       Less than or equal to 1.50 to 1.00                       0.250              1.500             0.000
------------ --------------------------------------------------- ----------------- ------------------- --------------
    II       Greater  than  1.50 to 1.00 but less than or equal       0.300              1.750             0.250
             to 2.00 to 1.00
------------ --------------------------------------------------- ----------------- ------------------- --------------
    III      Greater  than  2.00 to 1.00 but less than or equal       0.375              2.000             0.500
             to 2.50 to 1.00
------------ --------------------------------------------------- ----------------- ------------------- --------------
    IV       Greater  than  2.50 to 1.00 but less than or equal       0.500              2.250             0.750
             to 3.00 to 1.00
------------ --------------------------------------------------- ----------------- ------------------- --------------
     V       Greater than 3.00 to 1.00                                0.625              2.500             1.000
------------ --------------------------------------------------- ----------------- ------------------- --------------


          Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered for any Fiscal Quarter pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section 6.02(b), then Pricing Level V shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the first Business Day immediately following the date such Compliance Certificate is actually delivered to the Administrative Agent.

          (b) Section 1.01 is amended by amending and restating clause (a) of the definition of "Consolidated Funded Indebtedness", as follows:

               (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, other than amounts owed pursuant to insurance premium financings,

          (c) Section 1.01 is amended by adding the definition of "Climax Sale" in alphabetical order, as follows:

               "Climax Sale" means the sale of substantially all of the assets of Climax Portable Machine Tool Co. for Net Cash Proceeds of not less than $12,000,000.

          (d) Section 2.06 is amended by adding the following proviso at the end of clause (h) thereof immediately preceding the period ("."):

               provided that notwithstanding any of the above in clause (iii) to the contrary, whether or not Term Loans remain outstanding on the date the Climax Sale is consummated, any mandatory prepayment of Loans from Net Cash Proceeds of the Climax Sale shall be applied to the Revolving Loans (which repayment shall not result in a reduction in the Aggregate Revolving Commitments)

          (e) Section 7.14(b) is amended and restated in its entirety, as follows:

               (b) Leverage Ratio. Permit the Leverage Ratio as of the end of any Fiscal Quarter of the Borrower set forth below to be greater than the ratio set forth below opposite such Fiscal Quarter:

          ------------------------------------------- --------------------------
                    Fiscal Quarters Ending             Maximum Leverage Ratio
          ------------------------------------------- --------------------------
          August 31, 2005                                   4.00 to 1.00
          ------------------------------------------- --------------------------
          November 30, 2005                                 3.75 to 1.00
          ------------------------------------------- --------------------------
          February 28, 2006                                 3.25 to 1.00
          ------------------------------------------- --------------------------
          Each Fiscal Quarter thereafter                    3.00 to 1.00
          ------------------------------------------- --------------------------
          provided that, notwithstanding anything herein to the contrary, upon the date of consummation of the Climax Sale, the above ratios for Fiscal Quarters ending after such date shall automatically be amended to be 3.00 to 1.00, and at the end of any Fiscal Quarter after such date, the Borrower shall not permit the Leverage Ratio as of the end of any Fiscal Quarter of the Borrower to be greater than 3.00 to 1.00.

     2. AMENDMENT FEE. Borrower shall pay to the Administrative Agent, for the pro rata benefit of the Lenders, an amendment fee in an amount equal to the product of 0.05% multiplied by the sum of (a) the Aggregate Revolving
Commitments  and (b) the  outstanding  principal  amount  of the Term  Loan (the
"Amendment Fee"). Such Amendment Fee shall be paid in immediately available funds and shall be due and payable on the date hereof.

     3. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants to the Lenders that, as of the date hereof:

          (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date);

          (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default;

          (c) the Borrower has legal power and authority to execute and deliver this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or other debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

          (d) neither the execution, delivery and performance of this Amendment nor the consummation of any transactions contemplated herein will violate or conflict with, or result in a breach of, or constitute a default under, or require any consent under (i) the articles of incorporation, bylaws or other organizational documents of the Borrower, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which the Borrower is a party or by which it or any of its property is bound or subject; and

          (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (including the Board of Directors of Borrower), is required for the execution, delivery or performance by the Borrower of this Amendment.

     4. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective only after each of the following conditions precedent shall have been satisfied:

          (a) the Administrative Agent shall receive counterparts of this Amendment executed by the Required Lenders and the Borrower;

          (b) the representations and warranties set forth in Section 3 of this Amendment shall be true and correct;

          (c) the Amendment Fee and any other fee agreed to by the Borrower under separate agreement in connection herewith shall have been paid;

          (d) all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the Loan Documents, including this Amendment, including legal fees and expenses incurred on or prior to the date of this Amendment by the Administrative Agent, including, without limitation, the reasonable fees and expenses of Winstead Sechrest & Minick P.C., shall have been paid; and

          (e) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

     5. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

     6. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

     7. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

     8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

     10. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL

AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     Remainder of page intentionally blank.
                             Signature pages follow.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:


TEAM, INC.


By: /s/ Ted W. Owen
    ---------------
    Name: Ted W. Owen
    Title: Senior Vice President



ADMINISTRATIVE AGENT:


BANK OF AMERICA, N.A., as Administrative Agent


By: /s/ Suzanne M. Paul
    -------------------
    Suzanne M. Paul
    Vice President


                                 First Amendment
                                 Signature Page

AGREED TO this 5 day of October, 2005.


BANK OF AMERICA, N.A.,                           COMERICA BANK
as Swing Line Lender, L/C Issuer and a Lender


By: /s/ Gary L. Mingle
   -------------------
   Gary L. Mingle                                By:/s/ Kirby Sandford
   Senior Vice President                            ------------------
                                                    Name: Kirby Sandford
                                                    Title: Vice President


JPMORGAN CHASE BANK, N.A.                        COMPASS BANK


By: /s/ Brad Hughes                              By:/s/ Tom Brosig
   ----------------                                 ---------------
   Name: Brad Hughes                                Name: Tom Brosig
   Title: Vice President                            Title: Senior Vice President


AMEGY BANK, N.A.                                 GUARANTY BANK


By:/s/ David C. Moriniere
   ----------------------
   Name: David C. Moriniere                      By:/s/ Scott Brewer
   Title: Vice President                            ----------------
                                                    Name: Scott Brewer
                                                    Title: Man. Dir.


                                 First Amendment
                                 Signature Page

     Each of the undersigned hereby (a) consents and agrees to this Amendment's execution and delivery, (b) ratifies and confirms its obligations under its guaranty, (c) acknowledges and agrees that its obligations under its guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its guaranty.

                                   GUARANTORS:

                                   TEAM INDUSTRIAL SERVICES, INC.
                                   TEAM INVESTMENT, INC.
                                   LEAK REPAIRS, INC.
                                   CLIMAX PORTABLE MACHINE TOOLS, INC.
                                   THERMAL SOLUTIONS, INC.
                                   X-RAY INSPECTION, INC.
                                   TEAM COOPERHEAT-MQS, INC.
                                   TEAM INDUSTRIAL SERVICES OF CANADA, INC.


                                   By:  /s/ Ted W. Owen
                                        ---------------
                                        Name:    Ted W. Owen
                                        Title:   Senior Vice President

                                   TEAM FACILITIES & SERVICES, L.P.

                                   By:  Team, Inc., its General Partner


                                   By:  /s/ Ted W. Owen
                                        ---------------
                                        Name:    Ted W. Owen
                                        Title:   Senior Vice President


                                 First Amendment
                                 Signature Page